Exhibit 99.2
Supplemental Financial Data WESCO First Quarter 2010 April 22, 2010

Safe Harbor Statement Note: All statements made herein that are not historical facts should be considered as "forward- looking statements" within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, debt level, changes in general economic conditions, fluctuations in interest rates, increases in raw materials and labor costs, levels of competition and other factors described in detail in Form 10-K for WESCO International, Inc. for the year ended December 31, 2009 and any subsequent filings with the Securities & Exchange Commission. Any numerical or other representations in this presentation do not represent guidance by management and should not be construed as such.

Q1 2010 Results Versus Guidance Q1 2010 Guidance Provided on Q4 2009 Earnings Call Performance Performance Q1 sales forecasted to be down 1 to 3% from Q4 2010 sequentially Sales up 1.4% sequentially Q1 gross margins forecasted to be in the mid-19% range Q1 2010 gross margin 19.8%, up 60 basis points sequentially SG&A expense forecasted to be $173 to $177 million Q1 SG&A of $180 million Operating margins to be at or below 3.4% Q1 2010 operating margins of 3.6%

Q1 2010 End Market Comments

Sequential and year-over-year quarterly comparisons

End Market	Q1 2010 vs. Q1 2009	Q1 2010 vs. Q4 2009	Comments
WESCO Consolidated	(2.6%)	1.4%	• Industrial, Government and Data Communications sales were strong, up 13%, 31% and 6% respectively versus last year • Gross margin sequential expansion of sixty basis points to 19.8% • Non-resi construction and utility markets expected to remain under pressure
Industrial	13%	9%	• Sales to integrated supply customers increased 10% sequentially and 15% year over year • Six new Global Account wins across four different industries • MRO and OEM demand trends improving across broad industrial base
Construction	(10%)	(2%)	• Backlog up 4% since 2009 year-end • Growth opportunities include contractor sales to government, data communication, and natural resources end markets • Won nine data communication projects in excess of $1 million
Utility	(22%)	(12%)	• Power demand down; steepest drop since 1930's • 2010 distribution grid outlook remains soft; challenging regulatory environment • Bidding activity high but price competition remains fierce
Commercial, Institutional, Government (CIG)	Flat	2%	• Government and stimulus pipeline increased to $340 million • Renewable energy, school modernization, broadband expansion, and lighting retrofits are benefiting from stimulus funding • Government and stimulus activity levels expected to increase during 2010

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WESCO Major Growth Initiatives Fortune 1000 focus Sell all WESCO products and services Capture new customers and expand with current customers Maintain 100% customer renewal rate Global Accounts and Integrated Supply Electrical plus data communications Global Accounts model application to contractors across all market segments Construction project management LEAN applications to construction life cycle EPCs and Contractors Migrate from National to Global accounts Invest and take share in Canada Broaden geographic reach in Mexico Expand global footprint in conjunction with customer opportunities International Aligned WESCO government resources into one team Increased government sales resources Dedicated stimulus team in place Government Expand scope of supply and value proposition to Investor Owned Utilities Grow share in Public Power Grow high voltage business serving transmission, substation and alternative energy markets Utility Leverage WESCO Global Accounts position and geographic footprint Data centers (data plus electrical products) Targeted marketing initiatives (secure networking, security, etc.) Data Communications Invest and take share in lighting Marketing and sales initiatives focused on lighting solutions Dedicated region resources coupled with a focused set of lighting branches Lighting Use LEAN Value Creation toolset as a differentiator Target major metropolitan markets with a density of healthcare institutions Leverage agreements with Group Purchasing Organizations and Integrated Delivery Networks Healthcare and Education Arrows depict expected end market momentum in 2010

March 31, 2010 Key Financial Metrics March 31, 2010 Key Financial Metrics March 31, 2010 Key Financial Metrics March 31, 2010 Key Financial Metrics March 31, 2010 Key Financial Metrics 3/31/2010 12/31/2009 Liquidity2 $511 million $442 million Free Cash Flow $67 million $279 million Financial Leverage 4.0x 4.2x ($Millions) Outstanding at March 31, 2010 Outstanding at March 31, 2010 Outstanding at December 31, 2009 Outstanding at December 31, 2009 2009 Debt Maturity Schedule 2009 Debt Maturity Schedule AR Securitization (V) $185 $45 $45 2012 Inventory Revolver (V) $0 $196 $196 2013 Real Estate Mortgage (F) $40 $41 $41 2013 High Yield Bonds (F) $150 $150 $150 2017 Convertible Bonds (F) $438 $438 $438 2010 / 2011 / 2029 Other (F) $4 $5 $5 N/A Total Debt $817 $875 $875 Capital Structure V = Variable Rate Debt F = Fixed Rate Debt 1 See page 8 for reconciliation of non-GAAP financial measures 2 Asset-backed facilities total availability plus invested cash 1 Liquidity at all-time record high

Convertible Debt GAAP vs. Non-GAAP Debt Reconciliation Non-Cash Interest Expense Schedule ($millions) ($millions) ($millions) ($millions) ($millions) ($millions) ($millions) ($millions) 2025 Bond 2029 Bond Total 2010 $2.1 $2.1 $4.2 2011 $0.0 (1) $2.4 $2.4 2012 $0.0 (1) $2.7 $2.7 (1) Assumes the 2025 bond is put to Company in October 2010 Convertible Debentures Convertible Debentures Convertible Debentures Convertible Debentures Convertible Debentures Convertible Debentures Convertible Debentures Convertible Debentures Maturity Par Value of Debt Debt Discount Debt per Balance Sheet 2025 $ 92,327 $ (1,387) $ 90,940 2026 $ 229 $ 14 $ 215 2029 $ 345,000 $ (180,009) $ 164,991 Total $ 437,556 $ (181,410) $ 256,146

Convertible Debt and SARs/Options EPS Dilution Weighted Average Quarterly Share Count Weighted Average Quarterly Share Count Weighted Average Quarterly Share Count Weighted Average Quarterly Share Count Stock Price Incremental Shares from Convertible Debt (in millions)3 Incremental Shares from SARs/Option Awards (in millions) Total Diluted Share Count (in millions)4 $30.63 (Q1 Avg.) 0.69 0.52 43.65 $38.18 (April 21 closing) 2.92 0.83 46.19 $50.00 5.41 1.18 49.03 $75.00 8.33 1.79 52.56 $100.00 9.78 2.12 54.34 Convertible Debt Details Convertible Debt Details Conversion Price $28.8656 Conversion Rate 34.6433 1 Underlying Shares 11,951,939 2 Footnotes: 1 1000/28.8656 2 $345 million/28.8656 3 (Underlying Shares x Avg. Quarterly Stock Price) minus $345 million Avg. Quarterly Stock Price 4 Basis Share Count - 42.44 million shares

Q2 and 2010 Outlook Q2 2010 Comments Sequential sales growth forecasted to be up 2% to 4% Gross margin rate and SG&A expenses expected to be stable with Q1 2010 levels Operating margins expected to be approximately 4% Interest expense and effective tax rate forecasted to be similar to Q1 2010 levels If current share price (April 21 closing price of $38.18) is maintained, fully diluted share count is estimated to increase by 2.5 million shares from Q1 2010 level 2010 Full Year Comment 2010 aggregate market demand outlook has improved from down 3 to 5% to down 0 to 2%

WESCO Factbook (December 31, 2009) Annual Sales: $4.6 billion total $3.9 billion U.S. $0.56 billion Canada $0.14 billion Rest of World Geographic Footprint: Approximately 380 full service branches worldwide Rest of World locations: Africa, Australia, China, Mexico, Singapore, United Arab Emirates and United Kingdom Seven North American Distribution Centers Customer Base: More than 100,000 customers world wide Top 10 customers make up 11% No single customer more than 4% of sales SKU: 250,000 stocked SKUs 1,000,000 different SKUs sold annually Suppliers: 17,000 total suppliers Top 10 make up 33%; one at 12%; No other supplier more than 5% of total purchases 300 Preferred Suppliers make up over 60% of purchases

WESCO Factbook (December 31, 2009) Employees: 6,100 employees worldwide Markets: 40% Industrial 36% Construction 17% Utility 7% Commercial, Institutional, Governmental (CIG) Acquisitions: 32 acquisitions since 1995 Industry Profile: $75 Billion electrical distribution; part of $500 billion MRO market Top 5 distributors comprise 26% of electrical distribution industry Electrical distribution industry -- 5% compounded annual growth rate over 20 years Thousands of locally-oriented distributors